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                                  EXHIBIT A TO
                          ANNUAL SERVICER'S CERTIFICATE

                                   AGREEMENTS

      1. Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002, between First National Funding LLC, as transferor and servicer, and BONY, as trustee (as amended and supplemented, "PSA").

      2. Master Indenture, dated as of October 24, 2002, between First National Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee (as amended and supplemented, the "MI").

                              2004 MONTHLY REPORTS

SERIES 2000-1

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2000-1 Supplement, dated as of June 30, 2000, as amended, to the PSA.

      2. Exhibit B, Monthly Payment Certificate Pursuant to Section 2.10 of the Loan Agreement, to the Loan Agreement, dated as of June 30, 2000, as amended, for the PSA.

      3. Exhibit C, Form of Monthly Status Report, to the Series 2000-1 Supplement, dated as of June 30, 2000, as amended, to the PSA.

SERIES 2001-1 (THROUGH MAY 2004)

      1. Exhibit D, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2001-1 Supplement, dated as of June 15, 2001, as amended, to the PSA.

      2. Exhibit E, Form of Monthly Status Report, to the Series 2001-1 Supplement, dated as of June 15, 2001, as amended, to the PSA.

SERIES 2002-1

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2002-1 Indenture Supplement, dated as of October 24, 2002, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2002-1 Indenture Supplement, dated as of October 24, 2002, to the MI.

SERIES 2003-1

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2003-1 Indenture Supplement, dated as of March 20, 2003, to the MI.

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      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2003-1
Indenture Supplement, dated as of March 20, 2003, to the MI.

SERIES 2003-2

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2003-2 Indenture Supplement, dated as of November 17, 2003, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2003-2 Indenture Supplement, dated as of November 17, 2003, to the MI.

SERIES 2003-3

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2003-3 Indenture Supplement, dated as of December 17, 2003, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2003-3 Indenture Supplement, dated as of December 17, 2003, to the MI.

SERIES 2004-1 (FROM JUNE 15)

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the VFN Series 2004-1 Indenture Supplement, dated as of June 15, 2004, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the VFN Series 2004-1 Indenture Supplement, dated as of June 15, 2004, to the MI.

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